Debtor:   Brothers Gourmet Coffees, Inc. and                    ACCRUAL BASIS-1
          Affiliated Debtors

Case No.: 98-1970, 98-1971, 98-1973, 98-1974


                      OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                                  MONTHLY OPERATING REPORT
                          FOR THE MONTH ENDING JANUARY 22, 1999


                                                 Document     Previously     Explanation
      Required attachments                       Attached      Submitted       Attached
      1.  Tax Receipts                             ( )            ( )            (X)

      2.  Bank Statements                          (X)            ( )            ( )

      3.  Most recently filed                      ( )            (X)            ( )
           Income Tax Return

      4.  Most recent Annual Financial             ( )            (X)            ( )
           Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                      Vice President Finance
/s/ Barry Bilmes                                        and Administration
-------------------------------------------           ----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

Barry Bilmes                                            February 19, 1999
-------------------------------------------           ----------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE



PREPARER:


-------------------------------------------           ----------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE


-------------------------------------------           ----------------------
PRINTED NAME OF PREPARER                                      DATE


      All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee.

Debtor: Brothers Gourmet Coffees, Inc. and                      ACCRUAL BASIS-2
        Affiliated Debtors


                           COMPARATIVE BALANCE SHEET

Case No.: 98-1970, 98-1971, 98-1973, 98-1974                    FIRST QUARTER


ASSETS - SEE EXHIBIT 1                              MONTH               MONTH            MONTH

1. CASH

2. ACCOUNTS RECEIVABLE

3. INVENTORY

4. NOTES RECEIVABLE

5. PREPAID EXPENSES

6. OTHER (ATTACH LIST)

7. TOTAL CURRENT ASSETS

8. PROPERTY, PLANT & EQUIPMENT

9. LESS ACCUMULATED
    DEPRECIATION/DEPLETION

10. NET PROPERTY, PLANT &
      EQUIPMENT

11. DUE FROM AFFILIATES & INSIDERS

12. INTANGIBLES (ATTACH LIST)

13. OTHER (ATTACH LIST)

14. TOTAL ASSETS

POSTPETITION LIABILITIES

15. ACCOUNTS PAYABLE

16. TAXES PAYABLE

17. NOTES PAYABLE

18. PROFESSIONAL FEES

19. SECURED DEBT

20. DUE TO AFFILIATES & INSIDERS

21. OTHER (ATTACH LIST)

22. TOTAL POSTPETITION
     LIABILITIES

PREPETITION LIABILITIES

23. SECURED DEBT

24. PRIORITY DEBT

25. UNSECURED DEBT

26. OTHER (ATTACH LIST)

27. TOTAL PREPETITION LIABILITIES

28. TOTAL LIABILITIES

EQUITY

29. PREPETITION OWNERS' EQUITY

30. POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)

31. TOTAL EQUITY (DEFECIT)

32. TOTAL LIABILITIES &
     OWNERS' EQUITY


Debtor: Brothers Gourmet Coffees, Inc. and                      ACCRUAL BASIS-3
        Affiliated Debtors

                                INCOME STATEMENT

Case No.: 98-1970, 98-1971, 98-1973, 98-1974                    FIRST QUARTER

REVENUES - SEE EXHIBIT 2                           MONTH             MONTH             MONTH

1.  GROSS REVENUES

2.  LESS:  RETURNS & DISCOUNTS

3.  NET REVENUE

COST OF GOODS SOLD

4.  BEGINNING INVENTORY

5.  ADD:  PURCHASES

6.  LESS:  ENDING INVENTORY

7.  TOTAL COST OF GOODS SOLD

8.  GROSS PROFIT

OPERATING EXPENSES

9.  OFFICER/INSIDER COMPENSATION

10. DIRECT LABOR/SALARIES

11. PAYROLL TAXES

12. RENT & LEASE EXPENSE

13. INSURANCE

14. DEPRECIATION/DEPLETION/AMORTIZATION

15. GENERAL & ADMINISTRATIVE

16. OTHER (ATTACH LIST)

17. TOTAL OPERATING EXPENSE

18. OPERATING INCOME

OTHER INCOME & EXPENSES

19. OTHER INCOME (ATTACH LIST)

20. OTHER EXPENSES (ATTACH LIST)

21. INTEREST EXPENSE

22. OTHER (ATTACH LIST)

23. NET OTHER INCOME & EXPENSES

REORGANIZATION EXPENSES

24. PROFESSIONAL FEES

25. U.S. TRUSTEE FEES

26. OTHER (ATTACH LIST)

27. TOTAL REORGANIZATION EXPENSES

28. INCOME TAX

29. NET PROFIT (LOSS)


Debtor: Brothers Gourmet Coffees, Inc. and                      ACCRUAL BASIS-4
        Affiliated Debtors


                                                                Bank:
Case No.: 98-1970, 98-1971, 98-1973, 98-1974                    Account No.:
                                                                Account Type:

CASH RECEIPTS AND                                    MONTH              MONTH             MONTH
DISBURSEMENTS - SEE EXHIBIT 3

1.  CASH-BEGINNING OF MONTH

                                                 RECEIPTS

2.  CASH SALES

3.  COLLECTION OF ACCOUNTS RECEIVABLE

4.  LOANS & ADVANCES (ATTACH LIST)

4.  SALE OF ASSETS

6.  OTHER (ATTACH LIST)

7.  TOTAL RECEIPTS

8.  TOTAL CASH AVAILABLE


                                        CURRENT MONTH DISBURSEMENTS

    CHECK
    NUMBER     DATE                  PAYEE           PURPOSE           AMOUNT




               TOTAL DISBURSEMENTS FROM BANK ACCOUNT
               END OF MONTH BALANCE (SHOULD EQUAL ACCRUAL BASIS-6, LINE 5)


Debtor: Brothers Gourmet Coffees, Inc. and                      ACCRUAL BASIS-5
        Affiliated Debtors

Case No.: 98-1970, 98-1971, 98-1973, 98-1974


ACCOUNTS RECEIVABLE AGING - SEE EXHIBIT 5

    0 - 30 days old
    31 - 60 days old
    61 - 90 days old
    91+ days old
    TOTAL ACCOUNTS RECEIVABLE
    AMOUNTS CONSIDERED UNCOLLECTIBLE
    ACCOUNTS RECEIVABLE (NET)


AGING OF POST PETITION TAXES AND PAYABLES - SEE EXHIBIT 5

                        0-30     31-60     61-90    91+
                        DAYS     DAYS      DAYS     DAYS     TOTAL
ACCOUNTS PAYABLE


STATUS OF POST PETITION TAXES - SEE EXHIBIT 6

                                        AMOUNT
                        BEGINNING      WITHHELD                    ENDING
                           TAX          AND/OR        AMOUNT         TAX          DELINQUENT
                        LIABILITY*      ACCRUED        PAID      LIABIALITY          TAXES
FEDERAL

WITHHOLDING**

FICA-EMPLOYEE**

FICA-EMPLOYER**

UNEMPLOYMENT

INCOME

OTHER (ATTACH LIST)

TOTAL FEDERAL TAXES

STATE AND LOCAL

WITHHOLDING

SALES

EXCISE

UNEMPLOYMENT

REAL PROPERTY

PERSONAL PROPERTY

OTHER (ATTACH LIST)

TOTAL STATE AND LOCAL

TOTAL TAXES

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

Debtor: Brothers Gourmet Coffees, Inc. and                      ACCRUAL BASIS-6
        Affiliated Debtors

Case No.: 98-1970, 98-1971, 98-1973, 98-1974

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                         MONTH:
BANK RECONCILIATION - SEE EXHIBIT 7
                                         ACCOUNT #1       ACCOUNT #2     ACCOUNT #3
A.  BANK:
B.  ACCOUNT NUMBER:                                                                          TOTAL
C.  PURPOSE (TYPE):

1.  BALANCE PER BANK STATEMENT

2.  ADD: TOTAL DEPOSITS NOT CREDITED

3.  SUBTRACT: OUTSTANDING CHECKS

4.  OTHER RECONCILING ITEMS (ATTACH LIST)

5.  MONTH END BALANCE PER BOOKS

6.  NUMBER OF LAST CHECK WRITTEN


INVESTMENT ACCOUNTS

                                  DATE OF       TYPE OF       PURCHASE     CURRENT
BANK ACCOUNT NAME & NUMBER        PURCHASE     INSTRUMENT       PRICE       VALUE

7.

8.

9.

10.

11. TOTAL INVESTMENTS

CASH

12. CURRENCY ON HAND

13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)


Debtor: Brothers Gourmet Coffees, Inc. and                      ACCRUAL BASIS-7
        Affiliated Debtors

Case No.: 98-1970, 98-1971, 98-1973, 98-1974

                    PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                         INSIDERS - SEE EXHIBIT 8
                                                                 CUMULATIVE
                                          TYPE OF     AMOUNT       UNPAID
         NAME                POSITION     PAYMENT      PAID       BALANCE
1.

2.

3.

4.

5.

6. TOTAL PAYMENTS TO INSIDERS



                                       PROFESSIONALS - SEE EXHIBIT 9

                                 TYPE          DATE OF COURT
                                  OF         ORDER AUTHORIZING      AMOUNT      AMOUNT     TOTAL PAID
         NAME                PROFESSIONAL        PAYMENT           APPROVED      PAID       TO DATE
1.

2.

3.

4.

5.

6. TOTAL PAYMENTS TO PROFESSIONALS


ADEQUATE PROTECTION PAYMENTS

                        SCHEDULED     AMOUNTS
                         MONTHLY        PAID          TOTAL
                        PAYMENTS       DURING         UNPAID
NAME OF CREDITOR          DUE          MONTH       POSTPETITION

                  THE DEBTOR MADE NO ADEQUATE PROTECTION

                        PAYMENTS IN JANUARY 1999.

Debtor: Brothers Gourmet Coffees, Inc. and                      ACCRUAL BASIS-8
        Affiliated Debtors

Case No.: 98-1970, 98-1971, 98-1973, 98-1974

QUESTIONNAIRE                                                                                    YES       NO
  1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
     THIS REPORTING PERIOD?                                                                                X

  2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
     ACCOUNT?                                                                                              X

  3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                X

  4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?              X (a)

  5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                    X (b)

  6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                          X

  7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                          X

  8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                      X

  9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                            X

 10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                            X

 11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                          X (c)

 12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                       X


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(a) The Debtors are authorized to pay certain pre-petition liabilities under "First Day" Orders. Only pre-petition payments so authorized have been made and reported in accordance with such orders.
(b) Loans received in accordance with Debtor-In-Possession Financing Agreement. Approved by the Court.
(c) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions

INSURANCE                                                       YES         NO
  1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                  X

  2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X

  3.  PLEASE ITEMIZE POLICIES BELOW.


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------

--------------------------------------------------------------------------

                   INSURANCE POLICIES - SEE EXHIBIT 10

TYPE OF                                                PAYMENT AMOUNT
POLICY           CARRIER          PERIOD COVERED       & FREQUENCY


Debtor: Brothers Gourmet Coffees, Inc. and                      ACCRUAL BASIS-9
        Affiliated Debtors

Case No.: 98-1970, 98-1971, 98-1973, 98-1974

                                       PERSONNEL
                                                                      FULL/PART TIME
 1.  Total number of employees at beginning of period                      226

 2.  Number of employees hired during the period                             4

 3.  Number of employees terminated or resigned during the period            7

 4.  Total number of employees on payroll at end of period                 223


                                  CHANGE OF ADDRESS

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:
               --------------------

NEW ADDRESS:

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                     CONSOLIDATED BALANCE SHEET - UNAUDITED
                             AS OF JANUARY 22, 1999
                                    ($000'S)

Current Assets:
  Petty cash                                     $       3
  Cash in bank                                         638
  Accounts receivable                                5,794
  Inventories                                        4,658
  Prepaid expenses and other assets                    280
                                                 ---------
  Current assets                                    11,373

Plant and Equipment, net                            11,707

Other Assets:
  Debt acquisition costs                             1,096
  Prepaid promotional expenses                       2,445
  Other assets                                         532
                                                 ---------
  Total assets                                   $  27,153
                                                 ---------
                                                 ---------

Current Liabilities:
  Accounts payable (post-petition)               $     856
  Accrued expenses (post-petition)                   2,945
  Term loan note                                    15,493
  Revolving loan                                       369
                                                 ---------
  Current liabilities                               19,663

Long Term Liabilities:
  Long-term debt (pre-petition)                     12,319

Liabilities Subject to Compromise:
  Current maturities of long term debt
    and capital lease (pre-petition)                    17
  Accounts payable (pre-petition)                    5,855
  Accrued expenses (pre-petition)                    2,064
  Accrued loss on future purchase
    commitments (pre-petition)                         207
  Allowance for operating losses of
    discontinued segment (pre-petition)              1,938
                                                 ---------
  Liabilities subject to compromise                 10,081

Minority interests                                      50

Shareholders' Equity:
  Common stock                                           1
  Additional paid-in capital                       151,693
  Accumulated deficit in earnings                 (166,204)
  Treasury stock                                      (450)
                                                 ---------
  Total Shareholders' Equity                       (14,960)

                                                 ---------
  Total Liabilities and Shareholders' Equity     $  27,153
                                                 ---------
                                                 ---------


                                   Exhibit 1

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                    CONSOLIDATED INCOME STATEMENT - UNAUDITED
                      FOR THE MONTH ENDED JANUARY 22, 1999
                                    ($000'S)

Sales                                            $ 3,785
Cost of goods sold                                 2,034
                                                 -------
Gross profit                                       1,751

Operating expenses
  Customer                                           804
  Sales                                              179
  Distribution                                       354
  Marketing                                          137
  General administrative                             700
  MIS administrative                                  81
                                                 -------
  Total operating expenses                         2,255

Operating income (loss)                             (504)

Interest expense                                     157
Debt acquisition and restructuring costs               3
Other (income) expense                                (6)
Purchase commitment (gains) losses                  (105)
                                                 -------
Net income (loss)                                $  (553)
                                                 -------
                                                 -------


                                   Exhibit 2

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                  POST-PETITION CASH RECEIPTS AND DISBURSEMENTS
                      FOR THE MONTH ENDED JANUARY 22, 1999
                                    ($000'S)

                                                 12/26/98
                                                 1/22/99
                                                 --------
RECEIPTS:
  Lockbox                                        $ 4,929
  Credit Card                                          1
  Other                                              248
                                                 -------
                                                   5,178
DISBURSEMENTS:
  Green Coffee                                     1,386
  Packaging & Flavoring                              405
  Payroll & Benefits                                 740
  Plant Overhead                                     109
  Customer Expenses                                  214
  Distribution Costs                                 129
  Sales Costs                                         30
  Marketing                                           30
  Management Info. Systems                            49
  Administrative                                     111
  Professional Fees                                  550
  Interest Expense & Bank Fees                       180 (a)
  Slotting Fees                                      375
  Capital Expenditures                                68
  Other                                                1
                                                 -------
        Total Disbursements                        4,377

Net Cash Flow Prior to Goldman Activity              801
  Cash to Goldman                                 (5,359)
  Cash from Goldman                                3,977
                                                 -------
Net Cash Flow                                       (581)
Beginning Cash                                       387
                                                 -------
  Ending Cash Before Float                          (194)
  Outstanding Check Float                            817
                                                 -------
Cash Ledger Balance per Bank                     $   623
                                                 -------
                                                 -------

GOLDMAN DIP:
Beginning Balance                                $ 1,751
Drawdowns                                          3,977
Paybacks                                          (5,359)
                                                 -------
   Ending Balance                                $   369
                                                 -------
                                                 -------


NOTES:

(a) $85,967 of interest paid during the week of 1/23 through 1/29 was retroactively charged by Goldman Sachs Credit Partners to the week of 1/16 through 1/22.

                                   Exhibit 3

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS RECEIVABLE
                             AS OF JANUARY 22, 1999
                                    ($000's)

                             Past Due
                ---------------------------------
                                                                         Allowance for          Net
                30 - 60     60 - 90      Over 90     Total Accounts     Returns and Bad      Accounts
0 - 30 Days       Days        Days         (a)          Receivable            Debts         Receivable
-----------     -------     -------      -------     --------------     ----------------    ----------
  $ 4,616        $ 821       $ 213        $ 727         $ 6,377              $ (583)          $ 5,794


NOTES:

(a) The Debtor has subsequently collected approximately $143,000 of this past-due amount.

                                   Exhibit 4

            BROTHERS GOURMET COFFEES, INC AND AFFILIATED DEBTORS
                          AGING OF ACCOUNTS PAYABLE
                           AS OF JANUARY 22, 1999
                                  ($ 000'S)

                                                                 Total
                                                                Accounts
0-30 Days      31-60 Days        61-90 Days      91+ Days       Payable
----------     -----------       -----------     ---------      -------
 $ (271)         $ 48               $ 318          $ 113         $ 208 (a)

 Outstanding Checks, Chase Account No. 312-7934031-66              613

 Outstanding Checks, FUNB Account No. 2079900003505                 35

                                                                 -----
 Total Accounts Payable                                          $ 856
                                                                 -----
                                                                 -----

NOTES:

(a) Post-petition accounts payable debit balance results from prepayments for inventory/materials not yet received.

                                   Exhibit 5

              BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          STATUS OF POST-PETITION TAXES
                             AS OF JANUARY 22, 1999
                                   ($000'S)

                                               AMOUNT
                               BEGINNING     WITHHELD OR   AMOUNT     ENDING TAX    DELINQUENT
                             TAX LIABILITY     ACCRUED      PAID       LIABILITY       TAXES
                             -------------   -----------  -------     ----------    ----------
FEDERAL
Withholding (a)                $   36.0      $  38.5      $  36.1      $  38.4        $  --
Unemployment (a)                    1.1          0.9          1.0          1.0           --
                               --------      -------      -------      -------        -----
  TOTAL FEDERAL                    37.1         39.4         37.1         39.4           --

STATE
Withholding (a)                     1.9          0.9          0.8          2.1           --
Unemployment (a)                    2.5          3.1          3.5          2.1           --
Income                              3.1          --           --           3.1           --
Property                          114.7         29.7          6.6        137.8           --
Sales                              70.8          7.5         11.2         67.2           --
Franchise (b)                      80.7         17.0          --          97.7           --
                               --------      -------      -------      -------        -----
  TOTAL STATE AND LOCAL           273.7         58.2         22.1        310.0           --
                               --------      -------      -------      -------        -----
  TOTAL TAXES                  $  310.8      $  97.6      $  59.2      $ 349.4        $  --
                               --------      -------      -------      -------        -----
                               --------      -------      -------      -------        -----


NOTES:

(a) The Debtors are authorized to pay certain pre-petition employee related taxes under "First Day" orders.

(b) Various de minimus pre-petition business license and franchise fees paid. Such license and franchise fees were necessary to continue to conduct business in certain jurisdictions.

                                   Exhibit 6

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                              BANK RECONCILIATION
                            AS OF JANUARY 22, 1999
                                   ($000'S)

                                         ACCOUNT #1      ACCOUNT #2       ACCOUNT # 3      ACCOUNT #4       ACCOUNT #5
A.  BANK:                                   FUNB           CHASE            CHASE            FUNB             FUNB
B.  ACCOUNT NUMBER:                    2000000482626                    312-7934031-66   2079900003505    2155300194336
C.  PURPOSE (TYPE):                      DEPOSITORY      DEPOSITORY        CHECKING         CHECKING         PAYROLL
1.  BALANCE PER BANK STATEMENT            $ 70.5         $ 179.2         $  324.6          $  83.8          $   69.3

2.  ADD: TOTAL DEPOSITS NOT CREDITED         0.0             0.0              0.0              0.0               0.0

3.  SUBTRACT: OUTSTANDING CHECKS             0.0             0.0           (613.0)           (34.5)            (81.3)

4.  OTHER RECONCILING ITEMS                 (9.5)          (14.1)             0.5              0.0               0.2

5.  MONTH END BALANCE PER BOOKS           $ 61.0         $ 165.1         $ (287.9)         $  49.3          $  (11.8)

6.  NUMBER OF LAST CHECK WRITTEN                                            95106            88744              9345


                                         ACCOUNT #6     ACCOUNT #7        ACCOUNT #8
A.  BANK:                                   FUNB           FUNB              FUNB
B.  ACCOUNT NUMBER:                    2090000011463  2090000011450     2090000802410     TOTAL
C.  PURPOSE (TYPE):                      DEPOSITORY     DEPOSITORY        CHECKING
1.  BALANCE PER BANK STATEMENT            $ 9.1          $ 3.1             $  4.0         $  743.6

2.  ADD: TOTAL DEPOSITS NOT CREDI           0.0            0.0                2.5              2.5

3.  SUBTRACT: OUTSTANDING CHECKS            0.0            0.0               (1.6)          (730.4)

4.  OTHER RECONCILING ITEMS                 0.0            0.0               (2.2)           (25.1)

5.  MONTH END BALANCE PER BOOKS           $ 9.1          $ 3.1           $    2.7         $   (9.4)

6.  NUMBER OF LAST CHECK WRITTEN                                             1450

Outstanding Checks, Chase 312-7934031-66                                                     613.0

Outstanding Checks, FUNB 2079900003505                                                        34.5

Month End Balance Per Books                                                               $  638.1


NOTES:

FUNB - First Union National Bank

                                   Exhibit 7

             BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                          DISTRIBUTIONS TO INSIDERS
                               JANUARY 1999

                                    Director's                             Other                       Total
                     Salary (a)       Fees       Bonus     Severance     Expense (b)   Auto   401(K)  Payments
                     -----------    ----------   -----     ---------     -----------   ----   ------  --------
DIRECTORS:

Aburdene, Elias        $  --        $   500      $ --       $  --          $  --       $ --   $ --    $    500
Bolduc, J.P               --            500        --          --             --         --     --         500
Moore, James              --            500        --          --             --         --     --         500
Rudy, Ray                 --            --         --          --             --         --     --         --

OFFICERS:
Breen, Donald           19,403          --         --          --            1,291       --     192     20,886
Bilmes, Barry            9,755          --         --          --              213       --     144     10,112
Pennington, Linda        8,151          --         --          --              199       --     --       8,350
Davis, Eric              7,055          --         --          --              364       --      87      7,506

Schoonover, Randy           54          --         --          --             --         --     --          54

                       -------      -------      -----      ------         -------     -----  -----   --------
                       $44,418      $ 1,500      $ --       $  --          $ 2,067     $ --   $ 423   $ 48,408
                       -------      -------      -----      ------         -------     -----  -----   --------
                       -------      -------      -----      ------         -------     -----  -----   --------


NOTES:

(a) Includes employer payments for medical, dental, basic life insurance premiums, accidental death and dismemberment and basic long-term disability.

(b)  Meals, travel expenses, etc.

                                   Exhibit 8

                      BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                                  PAYMENTS TO PROFESSIONALS (a)
                                         JANUARY 1999

                NAME                                     TOTAL

Brownstein, Hyatt, Farber & Strickland, P.C            $  56,056

Logan and Company                                          6,739

M.R. Weiser & Co. LLP                                     60,079

PricewaterhouseCoopers, LLP                              311,959 (b)

Richards, Layton & Finger, P.A                             9,614

The Bayard Firm                                            3,292

U.S. Trustee                                              10,750

Weil, Gotshal & Manges, LLP                               65,543

White & Case, LLP                                         26,043
                                                       ---------
                                                       $ 550,075
                                                       ---------
                                                       ---------


NOTES:

(a) Payments for post-petition fees and expenses in accordance with the Interim Compensation Order.

(b)  Includes $205,874 payment for outstanding September and October fees.

                                   Exhibit 9

                      BROTHERS GOURMET COFFEES, INC. AND AFFILIATED DEBTORS
                                       INSURANCE POLICIES
                                     AS OF JANUARY 22, 1999


     TYPE OF POLICY                   TERM              CARRIER            ANNUAL PREMIUM    FREQUENCY
---------------------------       --------------    --------------------   --------------    ---------

Package                           7/1/98-6/30/99    Royal & Sun Alliance      $158,445         Monthly

TX Auto                           7/1/98-6/30/99    Royal & Sun Alliance      $ 19,166         Monthly

Foreign Liability                 7/1/98-6/30/99    Royal & Sun Alliance      $  2,500         Monthly

Workers' Compensation             7/1/98-6/30/99    Royal & Sun Alliance      $199,875         Monthly

CA Worker's Compensation          7/1/98-6/30/99    Royal & Sun Alliance      $ 24,673         Monthly

Umbrella - $10 million            7/1/98-6/30/99    Royal & Sun Alliance      $ 20,042         Monthly

Umbrella - $15 million            7/1/98-6/30/99    Royal & Sun Alliance      $ 15,500         Annually

Directors and Offficers           2/25/98-2/25/99   National Union            $120,000         Annually


                                   Exhibit 10